UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 18, 2026
Valley National Bancorp

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza,	New York,	New York	10119
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series C, no par value	VLYPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Valley National Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 18, 2026 (the “Meeting”). On the record date of March 23, 2026, there were 554,316,876 shares of the Company’s common stock outstanding. A total of 498,025,239 shares were present or represented by proxy at the Meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 11 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes cast “For,” and “Against” each director nominee, as well as the number of abstentions and broker non-votes.

Name	For	Against	Abstained	Broker Non-Votes
Eyal Efrat	437,750,701	1,333,345	448,187	58,493,006
Peter V. Maio	438,035,299	1,109,155	387,779	58,493,006
Kathleen C. Perrott	437,745,326	1,344,761	442,146	58,493,006
Ira Robbins	435,472,585	3,628,954	430,694	58,493,006
Nitzan Sandor	435,712,185	3,172,795	647,253	58,493,006
Suresh L. Sani	432,286,871	6,675,699	569,663	58,493,006
Lisa J. Schultz	435,823,415	3,153,695	555,123	58,493,006
Jennifer W. Steans	436,676,922	2,399,113	456,198	58,493,006
Carlos J. Vázquez	437,763,090	1,196,709	572,434	58,493,006
Jeffrey S. Wilks	434,114,566	4,881,078	536,589	58,493,006
Dr. Sidney S. Williams, Jr.	434,601,488	3,871,728	1,059,017	58,493,006

Proposal #2 – Approved, on an advisory basis, the compensation of the Company’s named executive officers. The number of votes cast “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

Number of Votes
For	428,491,622
Against	8,976,268
Abstained	2,064,343
Broker Non-Votes	58,493,006

Proposal #3 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The number of votes cast “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

Number of Votes
For	495,529,819
Against	1,904,015
Abstained	591,405
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2026	VALLEY NATIONAL BANCORP
	By:	/s/ Lyndsey Sloan
Lyndsey Sloan
Senior Executive Vice President
and General Counsel